SUPPLEMENT TO THE PROSEPCTUS
                          MATTERHORN GROWTH FUND, INC.
                               DATED MAY 31, 2003


This Supplement is dated October 22, 2003


Fee Waiver

Effective July 1, 2003 the Fund's Advisor, Matterhorn Asset Management Corporation and its Distributor, Bainbridge Securities, Inc. have reinstated the management fee of 1% and the 12b-1 fee of 0.25% of average net assets.


Change in Distributor

Effective October 14, 2003 all of the shares of the Distributor were acquired by Sterling Financial Corporation (PA). The management of the Distributor and its name have not changed.